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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 13, 2000


                                  ANICOM, INC.

             (Exact name of registrant as specified in its charter)



          Delaware                    0-25364                    36-3885212
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


           6133 North River Road, Suite 1000, Rosemont, Illinois 60018
               (Address of principal executive offices)   (Zip Code)


                                 (847) 518-8700

              (Registrant's telephone number, including area code)



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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          99.1     Press release dated November 13, 2000


ITEM 8.   CHANGE IN FISCAL YEAR.

     On November 13, 2000, the Board of Directors of Anicom, Inc. announced that it had determined to retain the calendar year as its fiscal year-end. The Company had previously announced a decision to switch to a fiscal year ending on June 30. The report covering the six-month transition period ending December 31, 2000 will be filed with the Commission on Form 10-K.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Anicom, Inc. has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ANICOM, INC.

November 22, 2000                        By:   /s/ Daniel J. Distel
                                            ------------------------------------

                                         Daniel J. Distel
                                         Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.             DOCUMENT DESCRIPTION
-----------             --------------------

   99.1                 Press release dated November 13, 2000.